SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K




                                 CURRENT REPORT

                                 ______________

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): March 23, 1999



                       RECKSON OPERATING PARTNERSHIP, L.P.
             (Exact name of Registrant as specified in its Charter)

                                    Delaware
                            (State of Incorporation)

                1-13762                                       11-3233647
        (Commission File Number)                       (IRS Employer Id. Number)

          225 Broadhollow Road                                   11747
           Melville, New York                                  (Zip Code)
(Address of principal executive offices)

                                 (516) 694-6900
              (Registrant's telephone number, including area code)

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ITEM 5.    Other Events

           On March 23, 1999, Reckson Operating Partnership L.P. (the "Operating Partnership"), a subsidiary of Reckson Associates Realty Corp. (the "Company") agreed to sell $300,000,000 aggregate principal amount of its senior unsecured notes, comprised of $100,000,000 aggregate principal amount of 7.40% Notes due 2004 and $200,000,000 aggregate principal amount of 7.75% Notes due 2009 in a public offering through Goldman, Sachs & Co, Chase Securities Inc., Donaldson Lufkin & Jenrette Securities Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Smith Barney Inc. and Warburg Dillon Read LLC, as underwriters. The Operating Partnership will use the proceeds of the offering to reduce borrowings under its credit facility.

ITEM 7.    Financial Statements, Pro Forma Financial Information and Exhibits

     (c)   Exhibits

     4.1   Form of 7.40% Notes due 2004 of the Operating Partnership.

     4.2   Form of 7.75% Notes due 2009 of the Operating Partnership.

     4.3 Indenture, dated March 26, 1999, among the Operating Partnership, the Company and The Bank of New York, as trustee.

     5     Opinion of Brown & Wood LLP as to the legality of the Securities.

     10.1 Underwriting Agreement, dated March 23, 1999, between the Operating Partnership and Goldman, Sachs & Co., on behalf of itself and the other named underwriters.

     10.2  Terms  Agreement,   dated  March  23,  1999,  between  the  Operating
           Partnership and Goldman, Sachs & Co., on behalf of itself and the other named underwriters.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    RECKSON OPERATING PARTNERSHIP, L.P.

                                    By:  Reckson Associates Realty Corp.,
                                             its General Partner

                                    By:  /s/ Michael Maturo
                                         --------------------------------
                                         Michael Maturo
                                         Executive Vice President and
                                         Chief Financial Officer

Date:  March 26, 1999